UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 13, 2025	0-7928
Date of Report (Date of earliest event reported)	Commission File Number
(Exact name of registrant as specified in its charter)

Delaware	11-2139466
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

305 N 54th Street Chandler, Arizona 85226
(Address of Principal Executive Offices) (Zip Code)

(480) 333-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.10 per share	CMTL	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a) On January 13, 2025, Comtech Telecommunications Corp. (the "Company") held its Fiscal 2024 Annual Meeting of Stockholders (the “Annual Meeting”).

(b) At the Annual Meeting, the stockholders of the Company voted on the following proposals as set forth in the Company’s Proxy Statement for the Annual Meeting, with the following results, which were consistent with the recommendations of the Company’s Board of Directors (the "Board") in each case:

Proposal No. 1 - Election of Six Directors.
The nominees listed below received the number of votes set forth opposite their name at the Annual Meeting, and were elected to the Board:

Nominee	For	Against	Abstain	Broker Non-Votes
Kenneth H. Traub	39,109,292	475,134	74,881	4,816,363
Rear Admiral (Ret.) Wendi B. Carpenter	35,707,626	3,891,592	60,088	4,816,363
Lieutenant General (Ret.) Bruce T. Crawford	39,073,873	509,113	76,320	4,816,363
Michael J. Hildebrandt	39,430,945	160,819	67,542	4,816,363
Mark R. Quinlan	37,612,292	1,981,071	65,943	4,816,363
Lawrence J. Waldman	35,893,736	3,702,206	63,364	4,816,363
As previously reported in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 13, 2025, subsequent to the filing of the Company’s Definitive Proxy Statement on Schedule 14A, John Ratigan resigned as the Company’s President and Chief Executive Officer and as a director of the Board, effective as of January 13, 2025. In connection with Mr. Ratigan’s resignation from the Board, Mr. Ratigan withdrew his candidacy for election as a director at the Company’s Annual Meeting, and any votes cast with respect to the election of Mr. Ratigan were not counted for any purpose.

Proposal No. 2 - Approval (On an Advisory Basis) of the Compensation of the Named Executive Officers.
The advisory vote on the compensation of Named Executive Officers of the Company was approved at the Annual Meeting by the following votes:

For	Against	Abstain	Broker Non-Votes
30,753,587	8,081,082	824,636	4,816,363

Proposal No. 3 - Ratification of the Selection of Independent Registered Public Accounting Firm.
The non-binding ratification of the selection of Deloitte & Touche LLP as independent registered public accounting firm of the Company for the fiscal year ending July 31, 2025 was approved at the Annual Meeting by the following votes:

For	Against	Abstain	Broker Non-Votes
44,472,934	315,426	34,948	—

Proposal No. 4 - Approval of an Amendment to the Comtech Telecommunications Corp. 2023 Equity and Incentive Plan (the "2023 Plan").
The Amendment to the 2023 Plan was approved at the Annual Meeting by the following votes:

For	Against	Abstain	Broker Non-Votes
34,364,218	5,205,580	89,508	4,816,363

(c) On November 17, 2024, the Company entered into a cooperation agreement with Fred Kornberg, Michael Porcelain and Oleg Timoshenko, the terms of which are described in the Company’s Form 8-K filed with the SEC on November 18, 2024 (the “Cooperation Agreement Form 8-K”). The information required by Item 5.07(c) of Form 8-K is incorporated herein by reference to the disclosure set forth in the Cooperation Agreement Form 8-K.

(d) Not applicable.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
COMTECH TELECOMMUNICATIONS CORP.
Dated:    January 16, 2025
By:    /s/ Michael A. Bondi
Name:    Michael A. Bondi
Title:    Chief Financial Officer